CALAMOS® ADVISORS TRUST

(the “Trust”)

Supplement dated October 20, 2025 to the Trust’s

Prospectus and Statement of Additional Information, each dated April 30, 2025, as amended

This supplement updates certain information contained in the Prospectus and Statement of Additional Information noted above and should be attached to the Prospectus and Statement of Additional Information and retained for future reference.

PROSPECTUS

Effective immediately, the following change is made to the Prospectus:

(1) On page 13, the second full paragraph is deleted in its entirety and replaced with the following:

Rule 144A Securities Risk. The Portfolio may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Portfolio will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Portfolio's assets invested in illiquid securities would increase. Typically, the Portfolio purchases Rule 144A Securities only if the Portfolio’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Portfolio should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

STATEMENT OF ADDITIONAL INFORMATION

At a special meeting of shareholders on August 19, 2025, shareholders of Calamos Growth and Income Portfolio approved a proposal to eliminate the fundamental investment restriction limiting the fund’s investment in illiquid securities to no more than 10% of net assets.

Effective immediately, the following changes are made to the Statement of Additional Information:

(1) On page 11, the first sentence under the heading “ILLIQUID SECURITIES” is deleted in its entirety and replaced with the following:

The Portfolio may invest up to 15% of its net assets, taken at market value, in illiquid investments that are assets, including any securities that are not readily marketable either because they are restricted securities or for other reasons.

(2) On page 13, the last sentence on the page under the heading “OPTIONS ON SECURITIES, INDEXES AND CURRENCIES” is deleted in its entirety and replaced with the following:

The staff of the SEC currently takes the position that OTC options purchased by a portfolio, and portfolio securities “covering” the amount of a portfolio’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

(3) On page 15, the first sentence under the heading “REPURCHASE AGREEMENTS” is deleted in its entirety and replaced with the following:

As part of its strategy for the temporary investment of cash, the Portfolio may enter into “repurchase agreements” pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities, provided that the Portfolio may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities.

(4) On page 16, the paragraph under the heading “RULE 144A SECURITIES” is deleted in its entirety and replaced with the following:

The Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Portfolio, under Rule 144A (“Rule 144A Securities”) under the Securities Act. Calamos Advisors, under the supervision of the Trust’s board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to the 15% illiquid restriction of Rule 22e-4 under the 1940 Act, which restricts investments in securities that are illiquid to no more than 15% its net assets, at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisors may consider the (1) frequency of trades and quotes for the security, as well as equivalent or underlying securities (e.g. the underlying common stock of a convertible security), (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

(5) On page 22, under the heading “INVESTMENT RESTRICTIONS”, the first paragraph is deleted in its entirety and replaced with the following:

The Portfolio operates under the following investment restrictions. The Portfolio may not (except as indicated):

(i)  as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii)  acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii)  act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv)  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

(v)  make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vi)  borrow, except that the Portfolio may (a) borrow from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Portfolio's total assets at the time of the borrowing, and (b) enter into transactions in options, futures and options on futures;

(vii)  invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(viii)  issue any senior security, except to the extent permitted under the 1940 Act.

Please retain this supplement for future reference.